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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                             FMC TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            1-16489                  36-4412642
--------                            -------                  ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation)                      Number)                  Identification No.)



                              200 E. Randolph Drive
                             Chicago, Illinois 60601
                             -----------------------
                    (Address of principal executive offices)

                                 (312) 861-6000
                                 --------------
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

ITEM 9. REGULATION FD DISCLOSURE

        1. VOLUNTARY CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

        2. CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. (S) 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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ITEM 9 REGULATION FD DISCLOSURE

       1. On August 14, 2002, FMC Technologies, Inc.'s Chairman, President and Chief Executive Officer, Joseph H. Netherland and Senior Vice President, Chief Financial Officer and Treasurer, William H. Schumann III submitted to the Securities and Exchange Commission on a voluntary basis sworn statements pursuant to SEC Order 4-460. The text of each of these sworn statements is set forth below:

   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

  I, Joseph H. Netherland, state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of FMC Technologies, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

               . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with the Company's audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               .    the December 31, 2001 Annual Report on Form 10-K filed with the Commission of FMC Technologies, Inc.
               .    all reports on Form 10-Q, all reports on Form 8-K and all
                    definitive proxy materials of FMC Technologies, Inc. filed with the Commission subsequent to the filing of the Form
                    10-K identified above; and
               .    any amendments to any of the foregoing.

          /s/ Joseph H. Netherland                    Subscribed and sworn to
          ------------------------                    before me this 14th day of
          Joseph H. Netherland                        August, 2002.
          August 14, 2002
                                                      /s/ Elizabeth C. Towle
                                                      --------------------------
                                                      Notary Public

                                                      My Commission Expires:

                                                      04/02/03
                                                      --------------------------

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  Statement Under Oath of Principal Executive Officer and Principal Financial
   Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, William H. Schumann III, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of FMC Technologies, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . the December 31, 2001 Annual Report on Form 10-K filed with the Commission of FMC Technologies, Inc.

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of FMC Technologies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.


/s/ William H. Schumann III             Subscribed and sworn to
-------------------------------         before me this 14th day of
William H. Schumann III                 August, 2002.
August 14, 2002
                                        /s/ Elizabeth C. Towle
                                        ---------------------------------
                                        Notary Public

                                        My Commission Expires:


                                        04/02/03
                                        ---------------------

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     2. On August 14, 2002, FMC Technologies, Inc. filed its Quarterly Report on
Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of FMC Technologies, Inc.'s Chairman, President and Chief Executive Officer, Joseph H. Netherland and Senior Vice President, Chief Financial Officer and Treasurer, William H.
Schumann III pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

      Certification of Chief Executive Officer and Chief Financial Officer
               Pursuant to 18 U.S.C. (S) 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph H. Netherland, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of FMC Technologies, Inc.

/s/  Joseph H. Netherland
--------------------------------
Joseph H. Netherland
Chairman, President and Chief Executive Officer

I, William H. Schumann III, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of FMC Technologies, Inc.

/s/  William H. Schumann III
------------------------------------
William H. Schumann III
Senior Vice President, Chief Financial Officer and Treasurer

The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
(S) 1350 and are not being filed as part of this report or as a separate disclosure document.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002

                                        FMC TECHNOLOGIES, INC.

                                        By: /s/ Jeffrey W. Carr
                                            ----------------------------------
                                            Jeffrey W. Carr
                                            Vice President, General Counsel and
                                            Secretary